                            SCHEDULE 14A INFORMATION


                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant _X_
Filed by a Party other than the Registrant ___
Check the appropriate box:
___  Preliminary Proxy Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
_X_  Definitive Proxy Statement
___  Definitive Additional Materials
___  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           MACC PRIVATE EQUITIES INC.
             -------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

             -------------------------------------------------------
             (Name of Person(s) Filing Proxy Statement if other than
                                 the Registrant)

Payment of Filing Fee (Check the appropriate box)
_X_  No fee required
___  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1)  Title of each class of securities to which transaction applies:________
         ________________________________________.
     2)  Aggregate number of securities to which transaction applies:___________
         ________________________________________.
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ________________________________________.
     4)  Proposed maximum aggregate value of transaction:
         ________________________________________.
     5)  Total fee paid:_________________________.
         ________________________________________.
___  Fee paid previously with preliminary materials
___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)Amount Previously Paid:____________________.
     2)Form, Schedule or Registration Statement No.:
       ___________________________________________.
     3)Filing Party:______________________________.
     4)Date Filed:________________________________.

                                [MACC LETTERHEAD]

                                January 15, 1999



To the Shareholders of MACC Private Equities Inc:

    The Annual Meeting of Shareholders of our Corporation will be held on Tuesday, February 23, 1999, at 10:00 a.m. at the Crowne Plaza Five Seasons Hotel, 350 First Avenue N.E., in Cedar Rapids, Iowa.

    A Notice of the meeting, a Proxy and Proxy Statement containing information about matters to be acted upon are enclosed. In addition, the MACC Private Equities Inc. Annual Report for the Fiscal Year ended September 30, 1998, is enclosed and provides information regarding the financial results of the Corporation for the year. Holders of Common Stock are entitled to vote at the Annual Meeting on the basis of one vote for each share held. IF YOU ATTEND THE ANNUAL MEETING IN FEBRUARY, YOU RETAIN THE RIGHT TO VOTE IN PERSON EVEN THOUGH YOU PREVIOUSLY MAILED THE ENCLOSED PROXY.

    It is important that your shares be represented at the meeting whether or not you are personally in attendance, and I urge you to review carefully the Proxy Statement and sign, date and return the enclosed Proxy at your earliest convenience. I look forward to meeting you and, together with our Directors and Officers, reporting our activities and discussing the Corporation's business and its prospects. I hope you will be present.

                                Very truly yours,


                                /s/ Paul M. Bass, Jr.


                                Paul M. Bass, Jr.
                                Chairman of the Board

                                [MACC LETTERHEAD]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 23, 1999

To the Shareholders of MACC Private Equities Inc:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of MACC Private Equities Inc., a Delaware corporation (the "Corporation"), will be held on Tuesday, February 23, 1999, at 10:00 a.m., central time, at the Crowne Plaza Five Seasons Hotel, 350 First Avenue N.E., in Cedar Rapids, Iowa, for the following purposes:

         1. To elect three directors to serve until the 2002 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified;

         2. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors;

         3. To approve certain proposed amendments to the Investment Advisory Agreement of MorAmerica Capital; and

         4. To transact such other business as may properly come before the meeting and any adjournment thereof.

         Only holders of Common Stock of the Corporation of record at the close of business on December 31, 1998, will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

                                        By Order of the Board of Directors




                                        /s/ David R. Schroder, Secretary


                                        David R. Schroder, Secretary

         YOUR OFFICERS AND DIRECTORS DESIRE THAT ALL SHAREHOLDERS BE PRESENT OR REPRESENTED AT THE ANNUAL MEETING. EVEN IF YOU PLAN TO ATTEND IN PERSON, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE AT YOUR EARLIEST CONVENIENCE SO THAT YOUR SHARES MAY BE VOTED. IF YOU DO ATTEND THE MEETING IN FEBRUARY, YOU RETAIN THE RIGHT TO VOTE EVEN THOUGH YOU MAILED THE ENCLOSED PROXY. THE PROXY MUST BE SIGNED BY EACH REGISTERED HOLDER EXACTLY AS THE STOCK IS REGISTERED.

                                [MACC LETTERHEAD]


                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 23, 1999


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of MACC Private Equities Inc., a Delaware corporation (the "Corporation"), of proxies to be voted at the Annual Meeting of Shareholders to be held on Tuesday, February 23, 1999, or any adjournment thereof. The date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders of the Corporation is on or about January 15, 1999.


                             PURPOSES OF THE MEETING

         The Annual Meeting of the Shareholders is to be held for the purposes of (1) electing three persons to serve as Directors of the Corporation until the 2002 Annual Meeting of Shareholders, or until their respective successors shall be elected and qualified (see ELECTION OF DIRECTORS); (2) ratifying the appointment by the Board of Directors of KPMG Peat Marwick LLP as independent auditors (see RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS); (3) approving certain proposed amendments to the Investment Advisory Agreement of MorAmerica Capital (see APPROVAL OF PROPOSED AMENDMENTS TO INVESTMENT ADVISORY AGREEMENT); and (4) transacting such other business as may properly come before the meeting or any adjournment thereof.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE PERSONS NAMED UNDER ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS, AND FOR THE APPROVAL OF THE PROPOSED AMENDMENTS TO THE INVESTMENT ADVISORY AGREEMENT OF MORAMERICA CAPITAL.

                              VOTING AT THE MEETING

         The record date for holders of Common Stock entitled to notice of, and to vote at, the Annual Meeting of Shareholders is the close of business on December 31, 1998, at which time the Corporation had outstanding and entitled to vote at the meeting 1,246,392 shares of Common Stock.

         The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and shares held by brokers, banks, other institutions and nominees that are voted on any matter at the Annual Meeting are included in determining the presence of a quorum for the transaction of business at the commencement of the Annual Meeting and on those matters for which the broker, nominee or fiduciary has authority to vote. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy, for each share of Common Stock held in the shareholder's name at the close of business on the record date.

         To be elected a Director, each nominee must receive the favorable vote of the holders of a plurality of the shares of Common Stock entitled to vote and represented at the Annual Meeting. In order to ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Corporation for the year ending September 30, 1999, the ratification proposal must receive the favorable vote of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting.

         In order to approve the proposed amendments to the Investment Advisory Agreement of MorAmerica Capital, the proposal must receive the favorable vote of a majority of the outstanding shares of Common Stock entitled to vote at the meeting. With respect to this proposal, Section 2(a)(42) of the Investment Company Act of 1940 defines "a majority of the outstanding shares" as: (1) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) 50% of the outstanding voting securities of such company, whichever is the less. Each broker non-vote or abstention regarding this proposal will be considered present for purposes of determining the existence of a quorum, but will have the effect of a vote against this proposal.

         Each proxy delivered to the Corporation, unless the shareholder otherwise specifies therein, will be voted FOR the election as Directors of the persons named under ELECTION OF DIRECTORS, FOR the ratification of the appointment by the Board of Directors of KPMG Peat Marwick LLP as independent auditors, and FOR the approval of the proposed amendments to the Investment Advisory Agreement of MorAmerica Capital. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with this specification. As to any other matter or business which may be brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same, but neither management nor the Board of Directors of the Corporation knows of any such other matter or business. Any shareholder has the power to revoke his proxy at any time insofar as it is then not exercised by giving notice of such revocation, either personally or in writing, to the Secretary of the Corporation or by the execution and delivery to the Corporation of a new proxy dated subsequent to the original proxy.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         On May 13, 1996, the Corporation and Zions Bancorporation ("Zions") entered into an Agreement (the "Agreement"), as amended on April 29, 1998. Prior to entering into the Agreement, Zions had acquired approximately 4.9% of the issued and outstanding shares of the Corporation's Common Stock through open-market purchases. Pursuant to the Agreement, Zions purchased 20,000 newly issued shares of the Corporation's Common Stock for a price equal to then-current net asset value per share of $17.70, and may further increase its ownership of shares of the Corporation's Common Stock up to, but not in excess of, 35% of the issued and outstanding shares. Also pursuant to the Agreement, Zions transferred all of such shares to its wholly-owned subsidiary, Zions First National Bank (the "Bank"), and the Corporation agreed to use its reasonable best efforts to cause a nominee of Zions to be elected to the Corporation's Board of Directors commencing with the 1997 Annual Meeting of Shareholders. Zions named Todd J. Stevens as its nominee, and on October 8, 1996, the Board of Directors resolved to increase the size of the Corporation's Board of Directors from seven to eight, and nominated Todd J. Stevens for election as Director at the meeting. On February 25, 1997, the shareholders of the Corporation elected Todd J. Stevens as a Director of the Corporation for a three-year term ending at the Annual Meeting of Shareholders to be held in February, 2000.

         Based upon Amendment No. 12 to Schedule 13D filed by Zions and the Bank, as of October 15, 1998, the Bank beneficially owned 309,859 shares of the Common Stock, representing approximately 24.86% of the issued and outstanding shares of Common Stock, which were purchased for a total price of $2,598,155. The funds used to acquire the shares were derived from working capital.

         As of November 2, 1998, there were 1,246,392 shares issued and outstanding. The following table sets forth certain information as of November 2, 1998, with respect to the Common Stock ownership of: (i) those persons or groups (as that term is used in Section 13(d)(3) of the Securities and Exchange Act of 1934) who beneficially own more than 5% of the Common Stock, (ii) each Director and nominee for Director of the Corporation, and (iii) all Officers and Directors of the Corporation, nine in number, as a group.

            NAME OF BENEFICIAL              AMOUNT AND NATURE OF BENEFICIAL        PERCENT OF CLASS OF VOTING
                 OWNER                                OWNERSHIP                                  COMMON STOCK
          Zions First National Bank1                         309,859 Shares                            24.86%

          Paul M. Bass                                        14,493 Shares                             1.16%

          Robert A. Comey2                                    28,788 Shares                             2.31%

          Michael W. Dunn                                     7,111  Shares                             0.57%

          Henry T. Madden                                     10,583 Shares                             0.85%

          James L. Miller                                      1,952 Shares                             0.16%

          David R. Schroder2                                  35,650 Shares                             2.86%

          Todd J. Stevens3                                               --                                --

          John D. Wolfe                                        2,090 Shares                             0.17%

          All Officers and Directors as a                    106,685 Shares                             8.56%
          Group

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

    The Corporation's Board of Directors is divided into three classes, and Directors are elected to serve three-year terms. On December 16, 1998, the Corporation's Board of Directors resolved to increase the size of the Corporation's Board of Directors from eight to nine Directors by creating a third Class 3 Directorship. The vacancy on the Corporation's Board of Directors resulting from this newly created Class 3 Directorship is not proposed to be filled at the 1999 Annual Meeting of Shareholders. The three Class 1 Directors are proposed to be elected at the 1999 Annual Meeting of Shareholders to serve until the 2002 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified. The persons named in the accompanying form of proxy intend to vote such proxy for the election of the nominees named below as Directors of the Corporation to serve until the 2002 Annual Meeting of Shareholders or


----------------------------
1         Information with respect to Zions First National Bank (the "Bank") is provided as of October 15, 1998. As stated in its Amendment No. 12 to Schedule 13D, dated October 15, 1998, Zions Bancorporation ("Zions") may be deemed to share the power to vote or to direct the vote and to dispose or to direct the disposition of all of the 309,859 shares of the Corporation's Common Stock held by the Bank, due to Zions' ownership of the Bank.

2         As principals, officers and directors of InvestAmerica Investment
Advisors, Inc. (the "Investment Advisor"), the investment advisor for the Corporation and MorAmerica Capital, Messrs. Schroder and Comey are "interested persons" of the Corporation, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

3         To the extent that Zions or the Bank may be deemed to be in control of the Corporation as a result of beneficial ownership of the Corporation's Common Stock, Mr. Stevens, as Manager of the Bank's Venture Capital Department and Managing Director of Wasatch Venture Fund, a majority-owned subsidiary of the Bank, may be an "interested person" of the Corporation, as that term is defined in Section 2(a)(19) of the Investment company Act of 1940.

until their respective successors shall be elected and qualified, unless otherwise properly indicated on such proxy. If any nominee shall become unavailable for any reason, the persons named in the accompanying form of proxy are expected to consult with the Board of Directors of the Corporation in voting the shares represented by them at the Annual Meeting. The Board of Directors has no reason to doubt the availability of any of the nominees and no reason to believe that any of the nominees will be unable or unwilling to serve the entire term for which election is sought.

    To be elected a Director, each nominee must receive the favorable vote of the holders of a plurality of the shares of Common Stock entitled to vote and represented at the Annual Meeting. The names of the nominees, along with certain information concerning them, are set forth below. An asterisk (*) indicates those nominees that are or may be deemed to be "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Corporation as principals, officers and directors of the Investment Advisor.


NOMINEES

PAUL M. BASS, JR.

    Mr. Bass, age 63, has been Chairman of the Boards of Directors of the Corporation and MorAmerica Capital since 1994. From 1988 to present, Mr. Bass has also served as Vice Chairman of First Southwest Company, a regional investment banking firm. Mr. Bass is also presently a Director of California Federal Bank F.S.B. (also Chairman of the Audit Committee), Keystone Consolidated Industries (also Chairman of the Audit Committee), Golden State Bancorporation, Jayhawk Acceptance Corporation and Compx International. Mr. Bass holds a B.B.A. in finance from Southern Methodist University.

DAVID R. SCHRODER*

    Mr. Schroder, age 55, has been President, Secretary and a Director of the Corporation since 1994, and a Director of MorAmerica Capital since 1989. Since 1985, Mr. Schroder has been a principal of InvestAmerica Venture Group, Inc. ("Venture Group") and is presently President, Secretary and a Director. From 1985 to 1994, Venture Group provided management and investment services to MorAmerica Capital. Venture Group presently provides management and investment services to a private investment partnership, the Iowa Venture Capital Fund, L.P. Mr. Schroder is also President, Secretary and a Director of InvestAmerica N.D. Management, Inc., which provides management and investment services to North Dakota Small Business Investment Company ("NDSBIC"), A North Dakota Limited Partnership. Mr. Schroder is also President, Secretary and a Director of InvestAmerica N.D., L.L.C., the general partner of NDSBIC. Mr. Schroder is President, Secretary and a Director of the investment advisor to the Corporation and to MorAmerica Capital, InvestAmerica Investment Advisors, Inc. (the "Investment Advisor"). As a representative of the Investment Advisor and Venture Group, Mr. Schroder also serves on the boards of directors of several of the Corporation's portfolio companies, including Centrum Industries, Inc. Mr. Schroder received a B.S.F.S. from Georgetown University and an M.B.A. from the University of Wisconsin.

ROBERT A. COMEY*

    Mr. Comey, age 52, has served as Vice President, Treasurer and a Director of the Corporation since 1994, and as a Director of MorAmerica Capital since 1989. Mr. Comey was named Executive Vice President of the Company in 1995. Since 1986, Mr. Comey has been a principal of Venture Group and is presently Executive Vice President, Treasurer and a Director. From 1985 to 1994, Venture Group provided management and investment services to MorAmerica Capital. Venture Group presently provides management and investment services to a private investment partnership, the Iowa Venture Capital Fund, L.P. Mr. Comey is also Executive Vice President, Treasurer and a Director of InvestAmerica N.D. Management, Inc., which provides management and investment services to NDSBIC. Mr. Comey is also Executive Vice President, Treasurer, and a Director of InvestAmerica N.D., L.L.C., the general partner of NDSBIC. Mr. Comey is a Director, Executive Vice President, Treasurer, and Assistant Secretary of the Investment Advisor. As a representative of the Investment Advisor and Venture Group, Mr. Comey also serves on the boards of directors of several of the Corporation's portfolio companies. Mr. Comey received an A.B. in Economics from Brown University and an M.B.A. from Fordham University.


OTHER DIRECTORS

    The names of the other Directors of the Corporation, whose terms of office extend beyond the 1999 Shareholders Meeting, along with certain information concerning them, are set forth below. A double asterisk (**) indicates those Directors who are or may be deemed to be "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Corporation, as affiliated persons of the Corporation.

MICHAEL W. DUNN

    Mr. Dunn, age 49, has been a Director of the Corporation and MorAmerica Capital since 1994. Mr. Dunn has also been C.E.O. since 1980 and President since 1983 of Farmers & Merchants Savings Bank of Manchester, Iowa. Mr. Dunn is also presently a member of the boards of directors of Security Savings Bank of Eagle Grove, Iowa, and F&M Shares Corp. and Dunn Shares, Inc., both bank holding companies.

HENRY T. MADDEN

    Mr. Madden, age 69, has been a Director of the Corporation and MorAmerica Capital since 1994. Mr. Madden is a consultant to development stage companies. Since 1995, Mr. Madden has been an independent trustee of Berthel Growth and Income Trust I, and since 1997, Mr. Madden has served as an independent member of the Management Board of Berthel SBIC, LLC, a wholly-owned subsidiary of Berthel Growth & Income Trust I. In 1986, Mr. Madden organized the Institute for Entrepreneurial Management in the University of Iowa College of Business Administration. As Director of the Institute, Mr. Madden advises potential and new entrepreneurs and teaches courses on entrepreneurship in the M.B.A. program.

JAMES L. MILLER

    Mr. Miller, age 56, has been a Director of the Corporation and MorAmerica Capital since 1994. Mr. Miller was employed by Armstrong's, Inc. department stores from 1967 until 1992. His capacities included serving as a member of the Board of Directors and Executive Committee and as Vice President and C.F.O. Mr. Miller currently operates Miller Mortgage, a residential mortgage loan origination service.

TODD J. STEVENS**

    Mr. Stevens, age 38, has been a Director of the Corporation and MorAmerica Capital since 1997. Since 1993, Mr. Stevens has been the Manager of the Utah Office of Wasatch Venture Fund, a $15,000,000 early stage venture capital fund and majority-owned subsidiary of Zions First National Bank (the "Bank"). Mr. Stevens is also a Manager of the Bank's Venture Capital Department. Mr. Stevens is also currently a director of Sandbox Entertainment Corporation. From 1991 through 1993, Mr. Stevens was a Managing Director of Stevens Wood, Inc., a financial and managerial consulting firm which assisted in raising equity and debt private placements. Mr. Stevens was also Development Manager, Assistant Treasurer, and Treasurer for Bonneville Pacific Corporation from 1987-1991, where his functions included negotiating, closing and administering corporate credit facilities. From 1985 through 1987, Mr. Stevens performed financial analysis for development, acquisition and sale of retail, commercial and hotel properties for Homart Development Company. Mr. Stevens received his B.S. in Accounting and Management from University of Utah in 1983, and his M.B.A. in 1985 from Harvard Graduate School of Business Administration.

JOHN D. WOLFE

    Mr. Wolfe, age 72, has been a Director of the Corporation since 1994 and a Director of MorAmerica Capital since 1989. Mr. Wolfe is retired from a career in mortgage lending and retail banking. Mr. Wolfe had been employed for many years by the Morris Plan companies prior to the 1985 bankruptcy of MorAmerica Financial Corporation and Morris Plan Liquidation Company (the "Debtors"), and was President of the Morris Plan Company of Iowa. Following the 1988 reorganization of the Debtors, Mr. Wolfe served as voting trustee for the MorAmerica Financial Corporation stock and President of both Debtors. Following several years of retirement, Mr. Wolfe returned from retirement to serve as voting trustee and President and Director of the Debtors during the Debtors' 1993 bankruptcy case.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors of the Corporation has established an Audit Committee, a Nominating Committee and an Investment Committee to assist the Board in carrying out its duties.

    The Audit Committee makes recommendations to the Board of Directors regarding the engagement of the independent auditors for audit and non-audit services; evaluates the independence of the auditors; and reviews with the independent auditors the fee, scope and timing of audit and non-audit services. The Audit Committee also is charged with monitoring the Corporation's Policy Against Insider Trading and Prohibited Transactions and its Code of Conduct. The present members of the Corporation's Audit Committee include Michael W. Dunn, James L. Miller, Todd J. Stevens and John D. Wolfe.

    The Nominating Committee recommends to the Board of Directors nominations for Director of the Corporation. The Nominating Committee presently has no established procedures for considering shareholders' recommendations for Director nominees, but shareholders may propose nominees for Director by following the procedures set forth in the section of this Proxy Statement entitled "SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING." The Nominating Committee presently consists of John D. Wolfe, Henry T. Madden and Todd Stevens.

    The Investment Committee assists the full Board of Directors with oversight of the Corporation's investment portfolio and evaluates any proposed revisions to the Corporation's investment policy. The Investment Committee also assures compliance with the Corporation's policies regarding investments made in participation with other funds managed by the Investment Advisor, with entities controlling, controlled by or under common control with Zions, and with other affiliates. The voting members of the Investment Committee presently include Paul M. Bass, Jr., Michael W. Dunn, Henry T. Madden, James L. Miller, and John
D. Wolfe, and the nonvoting ex officio members include Robert A. Comey, David R. Schroder and Todd J. Stevens.

    During the Fiscal Year of the Corporation ended September 30, 1998, eight meetings of the Board of Directors were held. In addition, one meeting of the Audit Committee, no meetings of the Nominating Committee and eight meetings of the Investment Committee were held. Each of the Directors attended at least 75% of the meetings of the Board of Directors and at least 75% of the meetings held by the committees of the Board on which that Director served.


COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         COMPENSATION OF DIRECTORS

         Pursuant to the investment advisory agreements of the Corporation and MorAmerica Capital with the Investment Advisor, Directors of the Corporation and of MorAmerica Capital who are also officers or directors of the Investment Advisor receive no compensation for serving on the Boards of Directors of the Corporation and of MorAmerica Capital. All other Directors of the Corporation, other than the Chairman of the Board, receive $8,000 per year plus $500 per Board of Directors meeting attended and $250 per committee meeting attended, all as total compensation for serving on the Boards of Directors of both the Corporation and MorAmerica Capital. The Corporation's Chairman of the Board receives $2,000 per month plus $500 per Board of Directors meeting attended and $250 per committee meeting attended, all as total compensation for serving as the Chairman of the Board of Directors of the Corporation and MorAmerica Capital. In addition, the Corporation reimburses all reasonable expenses of the Directors and the Chairman of the Board in attending Board of Directors and committee meetings. Directors' meetings are normally held on a quarterly basis, with additional meetings held as needed on an interim basis.

         SUMMARY COMPENSATION TABLE

         The following table sets forth certain details of compensation paid to Directors during Fiscal Year 1998, which includes compensation for serving on the Boards of Directors of the Corporation, MorAmerica Capital and other wholly owned subsidiaries of the Corporation. For purposes of the following table, the Fund Complex (as that term is defined in Item 22(a)(1)(v) of Reg. ss.240.14a-101) consists solely of the Corporation and MorAmerica Capital. The Corporation presently maintains no pension or retirement plans for its Directors.

                                      Name and                            Aggregate Compensation
                                      Position                      From Corporation and Fund Complex1
                                      --------                      ----------------------------------
                            Paul M. Bass, Jr.                                     $28,150
                            Chairman of the Board

                            David R. Schroder,                                      -0-
                            Director, President and
                            Secretary

                            Robert A. Comey,                                        -0-
                            Director, Executive
                            Vice President and
                            Treasurer

                            Henry T. Madden,                                      13,150
                            Director

                            John D. Wolfe,                                        12,4002
                            Director

                            Michael W. Dunn,                                      12,400
                            Director

                            James L. Miller,                                      13,650
                            Director

                            Todd J. Stevens,                                      12,400
                            Director

------------------------------------
         1 Consists only of directors' fees and does not include reimbursed expenses. The Corporation presently maintains no pension or retirement plans for its Directors.

         2 Of the $12,400 paid to Mr. Wolfe in Fiscal Year 1998, $10,400 represented fees earned by Mr. Wolfe during Fiscal Year 1998, and $2,000 represented fees earned during Fiscal Year 1997 and deferred at Mr. Wolfe's election. An additional $2,000 earned by Mr. Wolfe during Fiscal Year 1998 was deferred at the election of Mr. Wolfe and will be paid without interest during Fiscal Year 1999.

PERFORMANCE GRAPH

         The following graph compares the semi-annual percentage change in cumulative stockholder return on the Common Stock of the Corporation since March 3, 1995 (the day on which shares of the Corporation's Common Stock commenced public trading), with the cumulative total return over the same period of (i) the Nasdaq Stock Market Total Return Index (U.S. Companies); (ii) the Nasdaq Financial Stocks Total Return Index; and (iii) a peer group selected in good faith by the Corporation composed of the following nine business development companies or other funds know by the Corporation to have similar investment objectives to the Corporation: Allied Capital Corporation (ALLC), American Capital Strategies (ACAS), Brantley Capital Corporation (BBDC), Capital Southwest Corporation (CSWC), Harris & Harris Group, Inc. (HHGP), Rand Capital Corporation (RAND), Sirrom Capital Corporation (SIR), Waterside Capital Corporation (WSCC) and Winfield Capital Corporation (WCAP) (the "Peer Group").

         In the Corporation's prior Proxy Statements, the Nasdaq Financial Stocks Total Return Index was used as the peer group index. However, this index includes a number of companies that are not engaged in the venture capital industry. Accordingly, the Corporation has constructed the Peer Group to be a more representative index for comparison. The Nasdaq Financial Stocks Total Return Index is shown in this Proxy Statement for transitional purposes.

         In the graph, the comparison assumes $100 was invested on March 3, 1995, in shares of the Corporation's Common Stock and in each of the indices. The comparison is based upon the closing market bid price for shares of the Corporation's Common Stock, and assumes the reinvestment of all dividends, if any. The returns of each of the companies in the Peer Group are weighted according to the respective company's stock market capitalization at the beginning of each period for which a return is indicated.

                           MACC PRIVATE EQUITIES INC.
                       COMPARISON CUMULATIVE TOTAL RETURNS


     _______________FISCAL YEAR ENDING________________
COMPANY/INDEX/MARKET          3/03/95   3/31/95   9/30/95   3/31/96   9/30/96   3/31/97   9/30/97   3//31/98  9/30/98

MACC Private Equities Inc.    100.00    169.23    226.92    269.23    319.23    355.42    327.92    360.64    438.10
Peer Group Index              100.00    100.44    127.81    158.89    100.19    200.89    245.72    302.13    155.10
NASDAQ Market Index           100.00    104.74    127.68    132.50    146.24    145.34    200.47    220.14    203.53
NASDAQ Financial Stocks       100.00    100.95    124.61    139.06    154.26    178.77    242.92    277.24    224.57

COMPENSATION OF EXECUTIVE OFFICERS

         The Corporation has no employees and does not pay any compensation to any of its officers. All of the Corporation's officers and staff are employed by the Investment Advisor, which pays all of their cash compensation.

SECTION 16(a) REPORTING COMPLIANCE

         Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, officers and directors of the Corporation and persons beneficially owning 10% or more of the Corporation's Common Stock (collectively, "reporting persons") must file reports on Forms 3, 4 and 5 regarding changes in their holdings of the Corporation's equity securities with the Securities and Exchange Commission. Based solely upon a review of copies of these reports sent to the Secretary of the Corporation and/or written representations from reporting persons that no Form 5 was required to be filed with respect to Fiscal Year 1998, the Corporation believes that all Forms 3, 4, and 5 required to be filed by all reporting persons have been properly and timely filed with the Securities and Exchange Commission, except that one transaction by Henry T. Madden during March, 1998, was reported late on Form 4; two transactions by Zions First National Bank during November 1997, were reported late on Form 4; and three transactions by Zions First National Bank during December 1997, were reported late on Form 4.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE PERSONS NAMED UNDER "ELECTION OF DIRECTORS--NOMINEES."

                                   PROPOSAL 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         As recommended by the Audit Committee of the Corporation's Board of Directors, on December 16, 1998, a majority of those members of the Board of Directors of the Corporation who are not "interested persons" of the Corporation (as defined in Section 2(a)(19) of the Investment Company Act of 1940) voted in favor of the appointment of KPMG Peat Marwick LLP to serve as the Corporation's independent auditors for the Fiscal Year ending September 30, 1999.

         The appointment of KPMG Peat Marwick LLP as independent auditors is subject to ratification by the shareholders. If the shareholders ratify the selection of KPMG Peat Marwick LLP as the Corporation's auditors, they will also serve as independent auditors for all subsidiaries of the Corporation. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting with an opportunity to make a statement, and will be available to respond to appropriate questions.

         In order to ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Corporation for the year ending September 30, 1999, the proposal must receive the favorable vote of a majority of the shares entitled to vote and represented at the Annual Meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS FOR THE CORPORATION FOR THE YEAR ENDING SEPTEMBER 30, 1999.

                                   PROPOSAL 3
                         APPROVAL OF PROPOSED AMENDMENTS
                        TO INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

         On February 24, 1998, the Corporation's shareholders approved certain changes to the Investment Advisory Agreements of the Corporation and MorAmerica Capital (the "Investment Advisory Agreements") with InvestAmerica Investment Advisors, Inc. (the "Investment Advisor"). Because MorAmerica Capital is licensed as a small business investment company ("SBIC"), applicable Small Business Administration ("SBA") regulations require the approval of the SBA to any changes to the Investment Advisory Agreement of MorAmerica Capital. Accordingly, MorAmerica Capital submitted the revised Investment Advisory Agreement to the SBA for its approval. The SBA approved the changes to the MorAmerica Capital Investment Advisory Agreement, with a few additional modifications. On December 16, 1998, a majority of the members of the MorAmerica Capital Board of Directors who are not "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, approved the SBA-suggested modifications to the MorAmerica Capital Investment Advisory Agreement as set forth in "APPENDIX A -- PROPOSED MORAMERICA CAPITAL INVESTMENT ADVISORY AGREEMENT." The purpose of this Proposal is to obtain shareholder approval for the additional SBA-suggested modifications to the MorAmerica Capital Investment Advisory Agreement.

         No person serves as an investment advisor to the Corporation or MorAmerica Capital, other than the Investment Advisor pursuant to the Investment Advisory Agreements. In addition, other than pursuant to the Investment Advisory Agreements, the Corporation and MorAmerica Capital did not pay any fees to the Investment Advisor, its affiliated persons or affiliated persons of such persons during Fiscal Year 1998.

CURRENT MORAMERICA CAPITAL
 INVESTMENT ADVISORY AGREEMENT

         The existing MorAmerica Capital Investment Advisory Agreement provides that the Investment Advisor shall manage all assets of MorAmerica Capital and generally shall provide all facilities, personnel, and other means necessary for MorAmerica to operate. Except to the extent of acquisitions or dispositions of portfolio securities that, in accordance with MorAmerica Capital's co-investment guidelines require specific board approval, the Investment Advisor shall make all new and follow-on investments and all asset dispositions and other investment decisions in the Investment Advisor's discretion.

         The Investment Advisor generally is responsible for expenses relating to staff salaries, office space and supplies, and MorAmerica Capital is generally responsible for auditing fees, all legal expenses, fees to the directors of MorAmerica Capital, and any and all expenses associated with property of a portfolio company taken or received by MorAmerica Capital or on its behalf as a result of its investment in any portfolio company.

         The existing MorAmerica Capital Investment Advisory Agreement provides that the Investment Advisor shall receive a management fee and an incentive fee. The management fee is paid monthly in arrears and is equal to 2.5% per annum of Capital Under Management (as that term is defined in the existing MorAmerica Capital Investment Advisory Agreement), which includes fiscal year-end: (i) private capital (as defined in the Small Business Administration ("SBA") Regulations), (ii) SBA leverage, and (iii) Undistributed Realized Earnings. The definition of Capital Under Management under the existing MorAmerica Capital Investment Advisory Agreement is proposed to be amended, as set forth in "PROPOSED AMENDMENTS TO MORAMERICA CAPITAL INVESTMENT ADVISORY AGREEMENT."

         In addition, the Investment Advisor is entitled to an incentive fee under the existing MorAmerica Capital Investment Advisory Agreement. The amount of the incentive fee is 13.4% of the Net Capital Gains (as defined in the existing MorAmerica Capital Investment Advisory Agreement), before taxes, on portfolio investments and from the disposition of other assets or property managed by the Investment Adviser. Under the existing MorAmerica Capital Investment Advisory Agreement, Net Capital Gains are computed only on capital gains realized from the sale of portfolio securities or other property during the period, less any capital losses realized and any unrealized capital depreciation accrued during the period. The computation of Net Capital Gains is proposed to be amended, as set forth in "PROPOSED AMENDMENTS TO MORAMERICA CAPITAL INVESTMENT ADVISORY AGREEMENT."

         The amount of the incentive fee is limited in any period by applicable SBA Regulations with respect to the fee paid by MorAmerica Capital although the amount which may not be paid in one period, may be an incentive fee payable or may be an escrow payable and disbursed in later periods. In addition, the amount of the incentive fee and all incentive compensation, in any Fiscal Year, may not exceed the limit prescribed by Section 205(b)(3)(A) of the Investment Advisors Act of 1940, as amended (the "Advisors Act"). This section provides that the total incentive fee will not exceed 20% of the realized capital gains upon the funds computed net of all realized capital losses and unrealized capital depreciation.

         In Fiscal Year 1998, under the Corporation's Investment Advisory Agreement the Investment Advisor was entitled to management fees equal to $51,866, and no incentive fees. During the same period, under the MorAmerica Capital Investment Advisory Agreement, the Investment Advisor was entitled to management fees equal to $653,988, and incentive fees equal to $131,304. Approximately $86,700 of the incentive fees earned during Fiscal Year 1998 relate to non-cash gains and payment of these fees will be deferred until the non-cash assets are sold for cash in accordance with the terms of the MorAmerica Capital Investment Advisory Agreement. Other than as set forth above, the Corporation and MorAmerica Capital paid no other compensation to the Investment Advisor during Fiscal Year 1998.

PROPOSED AMENDMENTS TO
 MORAMERICA CAPITAL INVESTMENT
 ADVISORY AGREEMENT

         The proposed changes to the MorAmerica Capital Investment Advisory Agreement consist solely of amendments requested by the SBA in connection with its review of the MorAmerica Capital Investment Advisory Agreement approved by the shareholders on February 24, 1998. These amendments are:

         1. To amend the definition of "Net Capital Gains" under the MorAmerica Capital Investment Advisory Agreement. This change may potentially reduce the amount of incentive fees payable by MorAmerica Capital to the Investment Advisor, and therefore may be material. This proposed amendment is discussed in full below.

         2. To provide in Section 5.1 of the MorAmerica Capital Investment Advisory Agreement that the amount of the management fee payable by MorAmerica Capital to the Investment Advisor shall not exceed 7.5% of Regulatory Capital. This change may potentially reduce the amount of the management fee payable by MorAmerica Capital to the Investment Advisor, and therefore may be material. This proposed amendment is discussed in full below.

         3. To replace all references in the MorAmerica Capital Investment Advisory Agreement to "Private Capital" with the term "Regulatory Capital." This change is solely to conform with changes in defined terms used in the SBA Regulations, and will have no impact on the computation or amount of fees, the timing of the payment of any fees, or other performance under the MorAmerica Capital Investment Advisory Agreement. This proposed amendment is not material.

         4. To provide in Section 5.2 of the MorAmerica Capital Investment Advisory Agreement that upon termination of the Investment Advisory Agreement, the amount of any incentive fees earned with respect to non-cash Realized Capital Gains (as that term is defined in the MorAmerica Capital Investment Advisory Agreement) shall not be due and owing to the Investment Advisor until such Realized Capital Gain has been reduced to cash received by MorAmerica Capital. The Corporation believes that this amendment merely restates the treatment of incentive fees payable with respect to non-cash Realized Capital Gains under the terms of the existing MorAmerica Capital Investment Advisory Agreement, that this same result would obtain under the terms of the existing MorAmerica Capital Investment Advisory Agreement, and that therefore this change would not affect the computation or amount of fees, the timing of the payment of any fees, or other performance under the MorAmerica Capital Investment Advisory Agreement. This proposed amendment is not material.

         The following discussion of the material amendments proposed to be made to the MorAmerica Capital Investment Advisory Agreement is qualified in its entirety by the terms of the proposed MorAmerica Capital Investment Advisory Agreement as set forth in Appendix A - Proposed MorAmerica Capital Investment Advisory Agreement. In the Appendix, language proposed to be added appears in brackets in the Proposed Investment Advisory Agreements.

         The first proposed material amendment would amend the definition of "Net Capital Gains" under the MorAmerica Capital Investment Advisory Agreement. This definition is significant because the incentive fee payable to the Investment Advisor for any period is equal to 13.4% of Net Capital Gains. Under the existing MorAmerica Capital Investment Advisory Agreement, Net Capital Gains is defined as "Realized Capital Gains net of Capital Losses determined in accordance with generally accepted accounting principles." As amended, "Net Capital Gains" would be defined as "Realized Capital Gains minus the sum of: (i) Capital Losses determined in accordance with generally accepted accounting principles; and (ii) net investment losses, if any, as reported on Line 32 of SBA Form 468." Net investment losses of MorAmerica Capital for any period are the excess, if any, of MorAmerica Capital's operating expenses (excluding portfolio investment realized losses and unrealized depreciation) over MorAmerica Capital's total investment income from dividends, interest and other sources, but excluding portfolio investment realized gains and losses and unrealized appreciation and depreciation. Net investment income for any period (i.e., the excess of MorAmerica Capital's total investment income over its total operating expenses in any period), if any, would not be added to Net Capital Gains for purposes of calculating the incentive fee for any period.

         For example, if in a given period, MorAmerica Capital had Realized Capital Gains of $2,000,000, Capital Losses of $1,000,000, and net investment losses of $100,000, under the existing MorAmerica Capital Investment Advisory Agreement, the Investment Advisor would be entitled to an incentive fee of $134,000 (13.4% of $1,000,000). Under the MorAmerica Capital Investment Advisory Agreement as it is proposed to be amended, the Investment Advisor would be entitled to an incentive fee of $120,600 (13.4% of $900,000). Conversely, if in a given period, MorAmerica Capital had Realized Capital Gains of $2,000,000, Capital Losses of $1,000,000, and net investment income of $100,000, the Investment Advisor would be entitled to an incentive fee of $134,000 (13.4% of $1,000,000) under the MorAmerica Capital Investment Advisory Agreement, both as it currently exists and as it is proposed to be amended. Thus, the proposed amendment would only serve to decrease the amount of the incentive fee payable to the Investment Advisor in a period in which MorAmerica Capital had net investment losses.

         The second proposed material amendment would amend Section 5.1 of the MorAmerica Capital Investment Advisory Agreement to limit the amount of the management fee which could be paid to the Investment Advisor. Section 5.1 currently provides that the management fee payable monthly to the Investment Advisor shall be equal to 2.5% per annum of Capital Under Management, but in no event greater than 2.5% of Assets Under Management. As it is proposed to be amended, Section 5.1 would provide that the management fee payable monthly to the Investment Advisor shall be equal to 2.5% per annum of Capital Under Management, but in no event greater than either: (i) 2.5% of Assets Under Management; or (ii) 7.5% of Regulatory Capital. Thus, the effect of this proposed amendment would be to further limit the amount of the management fee to not more than 7.5% of Regulatory Capital.

         For example, if during a given period, MorAmerica Capital had Capital Under Management of $30,000,000, Assets Under Management of $35,000,000 and Regulatory Capital of $7,500,000, under the existing MorAmerica Capital Investment Advisory Agreement, the amount of the management fee payable to the Investment Advisor would be $750,000 (2.5% of $30,000,000), whereas under the MorAmerica Capital Investment Advisory Agreement as it is proposed to be amended, the amount of the management fee payable to the Investment Advisor would be $562,500 (7.5% of $7,500,000). Thus, the proposed amendment would limit the amount of the management fee in any period in which MorAmerica Capital's Capital Under Management and Assets Under Management significantly exceed its Regulatory Capital.

         In connection with the SBA's approval and review of the MorAmerica Capital Investment Advisory Agreement, MorAmerica Capital agreed not to pay, and the Investment Advisor agreed to waive, any compensation to the Investment Advisor which would be in excess of the amounts permitted under the amendments proposed by SBA. Therefore, the amount of compensation paid by MorAmerica Capital to the Investment Advisor during Fiscal Year 1998 would not have changed had the proposed amendments been in effect during Fiscal Year 1998. Nevertheless, as calculated both under the existing MorAmerica Capital Investment Advisory Agreement and under the MorAmerica Capital Investment Advisory Agreement as it is proposed to be amended, the Investment Advisor was entitled to $653,988 in management fees and $131,304 in incentive fees during Fiscal Year 1998.

         A majority of the Boards of Directors of the Corporation and MorAmerica Capital who are not "interested persons" of the Corporation and MorAmerica Capital unanimously recommend that shareholders vote for the proposed amendments to the MorAmerica Capital Investment Advisory Agreement as set forth in Appendix A - Proposed MorAmerica Capital Investment Advisory Agreement. The Boards of Directors recommend these amendments in order to conform the MorAmerica Capital Investment Advisory Agreement with applicable SBA regulations and the comments of the regulators.


THE INVESTMENT ADVISOR AND
 ITS AFFILIATES

         Other than the persons named in the following table, no officer or director of the Corporation or of MorAmerica Capital owns securities of, or has any other material direct or indirect interest in, the Investment Advisor. The following table sets forth the names, addresses and principal occupations of each officer and director of the Investment Advisor, including their positions held with the Corporation and MorAmerica Capital:

                                              Positions with the
Name and Address                              Investment Advisor                      Principal Occupation
----------------                              ------------------                      --------------------
David R. Schroder                           Director, President and Secretary         Director, President and Secretary of
101 Second Street, SE                                                                 the Investment Advisor, of the
Suite 800                                                                             Corporation, of MorAmerica Capital, of
Cedar Rapids, Iowa 52401                                                              InvestAmerica Venture Group, Inc., of
                                                                                      InvestAmerica N.D. Management, Inc.,
                                                                                      and of InvestAmerica N.D., L.L.C.

                                              Positions with the
Name and Address                              Investment Advisor                      Principal Occupation
----------------                              ------------------                      --------------------
Robert A. Comey                             Director, Executive Vice President and    Director, Executive Vice President,
101 Second Street, SE                       Treasurer                                 and Treasurer of the Investment
Suite 800                                                                             Advisor, of the Corporation, of
Cedar Rapids, Iowa 52401                                                              MorAmerica Capital, of InvestAmerica
                                                                                      Venture Group, Inc., of InvestAmerica
                                                                                      N.D. Management, Inc. and of
                                                                                      InvestAmerica N.D., L.L.C.

Kevin F. Mullane                            Director and Vice President               Director and Vice President of the
Suite 2724 - Commerce Tower                                                           Investment Advisor, of InvestAmerica
911 Main Street                                                                       Venture Group, Inc., of InvestAmerica
Kansas City, Missouri 64105                                                           N.D. Management, Inc., and of
                                                                                      InvestAmerica N.D., L.L.C.; Vice
                                                                                      President of the Corporation and of
                                                                                      MorAmerica Capital

         To the best of the knowledge and belief of the Corporation and MorAmerica Capital, no financial condition of the Investment Advisor is reasonably likely to impair the financial ability of the Investment Advisor to fulfill its commitment to the Corporation or to MorAmerica Capital under the Investment Advisory Agreements of the Corporation and MorAmerica Capital.

         The Investment Advisor provides investment advisory services only to the Corporation and MorAmerica Capital. However, affiliates of the Investment Advisor act as investment advisors to two other funds having similar investment objectives to the Corporation and MorAmerica Capital, the Iowa Venture Capital Fund, L.P. (the "Iowa Fund"), and North Dakota Small Business Investment Company, A North Dakota Limited Partnership ("NDSBIC"). These affiliates are InvestAmerica Venture Group, Inc. and InvestAmerica N.D. Management, Inc., respectively. The following table sets forth, as of September 30, 1998, the size of the Iowa Fund and NDSBIC, the rates of compensation paid by such funds, and the extent to which the investment advisor to such funds has waived, reduced or otherwise agreed to reduce its compensation under any applicable contract.

                                                                                             Reductions of
Name of Fund                  Size of Fund             Rate of Compensation                  Compensation
------------                  ------------             --------------------                  ------------
The Iowa Venture              Assets:$1,236,000        About 2.5% of remaining               None
Capital Fund, L.P.                                     assets*

NDSBIC                        Assets:$7,827,000        2.5% of assets +$125,000              None
                                                       +plus carried interest of 20%

------------------
*The Iowa Fund, a private investment partnership, is in its planned liquidation phase. The partners have presently extended the fund beyond its anticipated 10-year life to facilitate orderly liquidation of investments. The advisory fee for this period is no longer set by contract, but by annual agreement of the parties. The rate reflected was the effective rate paid for the prior fiscal year of this fund.

         During Fiscal Year 1998, the Corporation and MorAmerica Capital paid no brokerage commissions to any broker: (i) that is an affiliated person of the Corporation or MorAmerica Capital; (ii) that is an affiliated person of such person; or (iii) an affiliated person of which is an affiliated person of the Corporation or MorAmerica Capital, the Investment Advisor, or any principal underwriter or administrator for the Corporation or MorAmerica Capital.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL APPROVING THE PROPOSED AMENDMENTS TO THE INVESTMENT ADVISORY AGREEMENT OF MORAMERICA CAPITAL.


                                 OTHER BUSINESS

         The Board of Directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING


         Under the rules of the Securities and Exchange Commission, any shareholder proposal to be considered by the Corporation for inclusion in the proxy material for the February, 2000 Annual Meeting of Shareholders must be received by the Secretary of the Corporation, 101 Second Street, S.E., Suite 800, Cedar Rapids, Iowa 52401, no later than September 17, 1999. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the annual meeting unless certain securities laws requirements are met.



         In addition, under the Corporation's Bylaws, shareholders desiring to nominate persons for election as Directors or to propose other business for consideration at an annual meeting must generally notify the Secretary of the Corporation in writing not less than 60 days, nor more than 90 days, prior to the date on which the corporation first mailed its proxy materials for the prior year's annual meeting. Accordingly, shareholders desiring to submit a proposal for consideration at the 2000 Annual Meeting must give written notice of the proposal to the Secretary of the Corporation not earlier than October 17, 1999, and not later than November 16, 1999. The

Corporation's proxies will have discretionary authority to vote with respect to any shareholder proposal that may be presented at an Annual Meeting which does not comply with these notice requirements. Shareholders' notices must contain the specific information set forth in the Corporation's Bylaws. A copy of the Corporation's Bylaws will be furnished to shareholders without charge upon written request to the Secretary of the Corporation.

                       EXPENSES OF SOLICITATION OF PROXIES

         In addition to the use of the mails, proxies may be solicited by personal interview and telephone by directors, officers and other employees of the Corporation, who will not receive additional compensation for such services. The Corporation has employed ChaseMellon Shareholder Services to aid in the solicitation of proxies at an estimated fee of $3,500 plus $4.50 per shareholder solicited. The Corporation will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by them and will reimburse such persons for forwarding materials. The cost of soliciting proxies will be borne by the Corporation.

                                  ANNUAL REPORT

         The Annual Report to Shareholders covering the Fiscal Year ended September 30, 1998, accompanies this proxy statement, but is not deemed a part of the proxy soliciting material.

         A COPY OF THE FISCAL YEAR 1998 FORM 10-K REPORT TO THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, WILL BE MAILED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO DAVID R. SCHRODER, SECRETARY, MACC PRIVATE EQUITIES INC., 101 SECOND STREET, S.E., SUITE 800, CEDAR RAPIDS, IOWA 52401. SUCH REQUESTS MUST SET FORTH A GOOD FAITH REPRESENTATION THAT THE REQUESTING PARTY WAS EITHER A HOLDER OF RECORD OR A BENEFICIAL OWNER OF COMMON STOCK OF THE CORPORATION ON DECEMBER 31, 1998. EXHIBITS TO THE FORM 10-K WILL BE MAILED UPON SIMILAR REQUEST AND PAYMENT OF SPECIFIED FEES.

         PLEASE DATE, SIGN AND RETURN THE PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. No postage is required for mailing in the United States. A prompt return of your proxy will be appreciated as it will save the expense of further mailings and telephone solicitations.


                                   By Order of the Board of Directors


                                        /s/ David R. Schroder,

                                        David R. Schroder,
                                        Secretary

Cedar Rapids, Iowa
January 15, 1999

                                   APPENDIX A

                           PROPOSED MORAMERICA CAPITAL
                          INVESTMENT ADVISORY AGREEMENT

                         MORAMERICA CAPITAL CORPORATION
                          INVESTMENT ADVISORY AGREEMENT

         This INVESTMENT ADVISORY AGREEMENT dated as of March 1, [1999] (the "Agreement") by MorAmerica Capital Corporation, a corporation organized under the laws of the State of Iowa ("MACC"), and InvestAmerica Investment Advisors, Inc., a corporation organized under the laws of the State of Delaware ("InvestAmerica").

         WHEREAS, MACC is licensed as a small business investment company ("SBIC") under the Small Business Investment Act of 1958, as amended, and operates as a business development company under the Investment Company Act of 1940, as amended (the "ICA"); and

         WHEREAS, MACC is in need of certain investment advisory services in order to carry on its business;

         WHEREAS, InvestAmerica is registered as an investment advisor under the Investment Advisers Act of 1940, as amended.

         NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

         Section 1.  Definitions.

         1.1 "Affiliate" shall have the meaning given under Rule 144 of the Securities Act of 1933, as amended.

         1.2 "Assets Under Management" shall mean the total value of MACC's assets Managed by InvestAmerica under this Agreement.

         1.3 "Capital Losses" are those which are placed, consistent with generally accepted accounting principles, on the books of MACC and which occur when:

               (a) An actual or realized loss is sustained owing to Portfolio Company or investment events including, but not limited to, liquidation, sale or bankruptcy;

               (b) The Board of Directors of MACC determines that a loss or depreciation in value from the value on the date of this Agreement should be taken by MACC in accordance with generally accepted accounting principles and SBA accounting regulations and is shown on its books as a part of the periodic valuation of the Portfolio Companies by the Board of Directors; or

               (c) Capital Losses are adjusted for reverses of depreciation when the Board of Directors determines that a value should be adjusted upward and the investment value remains at or below original cost.

         For purposes of this definition, in any case where the Board of Directors of MACC writes down the value of any investment in MACC's portfolio (in accordance with the standards set forth in subsection 1.3(b) above), (i) such reduction in value shall result in a new cost basis for such investment and
(ii) the most recent cost basis of such investment shall thereafter be used in the determination of any Realized Capital Gains or Capital Losses in MACC's portfolio (i.e., there shall be no double-counting of losses when a security (whose value has declined in a prior period) is ultimately sold at a price below its historical cost).

         1.4 "Capital Under Management" shall mean MACC's (i) fiscal year end [Regulatory] Capital as defined in the SBA regulations as of the date hereof (which regulations define [Regulatory] Capital to exclude unrealized capital gains and losses) ("[Regulatory] Capital"); plus (ii) fiscal year end SBA leverage as defined by SBA regulations as of the date hereof, including participating securities as defined in Section 303(g) of the Small Business Investment Act of 1958, as amended; plus (iii) fiscal year end Undistributed Realized Earnings.

         1.5 "ICA" has the meaning set forth in the first recital hereof.

         1.6 "Iowa Fund" has the meaning set forth in Section 3.2 below.

         1.7 "MACC" shall mean MorAmerica Capital Corporation.

         1.8 "Net Capital Gains" shall mean Realized Capital Gains [minus the sum of: (i)] Capital Losses determined in accordance with generally accepted accounting principles[; and (ii) net investment losses, if any, as reported on Line 32 of SBA Form 468].

         1.9 "Other Venture Capital Funds" has the meaning set forth in subsection 3.3(c).

         1.10 "Portfolio Company" or "Portfolio Companies" shall mean any entity in which MACC may make an investment and with respect to which InvestAmerica will be providing services pursuant hereto, which investments may include ownership of capital stock, loans, receivables due from a Portfolio Company or other debtor on sale of assets acquired in liquidation and assets acquired in liquidation of any Portfolio Company.

         1.11 "[Regulatory] Capital" has the meaning set forth in the definition of Capital Under Management in Section 1.4 above.

         1.12 "Realized Capital Gains" shall mean capital gains after deducting the cost and expenses necessary to achieve the gain (e.g., broker's fees). For purposes of this Agreement:

               (a) Capital gains are Realized Capital Gains upon the cash sale of the capital stock or assets of a Portfolio Company or any other asset or item of property managed by InvestAmerica pursuant to the terms hereof or any Realized Capital Gain has occurred in accordance with GAAP which is not cash as described in Subsection 1.12(c) below;

               (b) With regard to all assets owned by MACC prior to the mergers of MorAmerica Financial Corporation and Morris Plan Liquidation Company into the

         Company, the historical cost of such assets shall be the basis for determining any Realized Capital Gains on the disposition thereof, and

               (c) Realized Capital Gains other than cash gains shall be recorded and calculated in the period the gain is realized; however, in determining payment of any incentive fee, the payment shall be made when the cash is received. The amount of the fee earned on gains other than cash shall be recorded as incentive fees payable on the financial statements of MACC.

         1.13 "SBA" shall mean the United States Small Business Administration, or any successor thereto, which has regulatory authority over SBICs.

         1.14 "SBIC" has the meaning set forth in the first recital hereof

         1.15 "SEC" shall mean the United States Securities and Exchange Commission.

         1.16 "The Company" shall mean MACC Private Equities Inc. and "the Companies" shall mean MACC Private Equities Inc. and MACC.

         1.17 "Venture Group" has the meaning set forth in Section 3.2 below.

       Section 2. Investment Advisory Engagement. MACC hereby engages InvestAmerica as its investment advisor.

         2.1 As such, InvestAmerica will:

               (a) Manage, render advice with respect to, and make decisions regarding the acquisition and disposition of securities in accordance with applicable law and MACC's investment policies as set forth in writing by the Board of Directors, to include (without limitation) the search and marketing for investment leads, screening and research of investment opportunities, maintenance and expansion of a co-investor network, review of appropriate investment legal documentation, presentations of investments to MACC's Board of Directors (when and as required), closing of investments, monitoring and management of investments and exits, preparation of valuations, management of relationships with the SEC, shareholders, the SBA and its auditors and outside auditors and the provision of other services appropriate to the management of an SBIC operating as a business development company;

               (b) Make available and, if requested by Portfolio Companies or entities in which MACC is proposing to invest, render managerial assistance to, and exercise management rights in, such Portfolio Companies and entities as appropriate to maximize return for MACC and to comply with regulations;

               (c) Maintain office space and facilities to the extent required by InvestAmerica to provide adequate management services to MACC;

               (d) Maintain the books of account and other records and files for MACC but not to include auditing services; and

               (e) Report to MACC's Board of Directors, or to any committee or officers acting pursuant to the authority of the Board, at such reasonable times and in such reasonable detail as the Board deems appropriate in order to enable MACC to determine that investment policies are being observed and implemented and that InvestAmerica's obligations hereunder are being fulfilled. Any investment program undertaken by InvestAmerica pursuant hereto and any other activities undertaken by InvestAmerica on behalf of MACC shall at all times be subject to applicable law and any directives of MACC's Board of Directors or any duly constituted committee or officer acting pursuant to the authority of MACC's Board of Directors.

         2.2 InvestAmerica will be responsible for the following expenses: its staff salaries and fringes, office space, office equipment and furniture, communications, travel, meals and entertainment, conventions, seminars, office supplies, dues and subscriptions, hiring fees, moving expenses, repair and maintenance, employment taxes, in-house accounting expenses and minor miscellaneous expenses.

         InvestAmerica will pay for its own account all expenses incurred in rendering the services to be rendered hereunder. Without limiting the generality of the foregoing, InvestAmerica will pay the salaries and other employee benefits of the persons in its organization whom it may engage to render such services, including without limitation, persons in its organization who may from time to time act as officers of MACC.

         Notwithstanding the foregoing, InvestAmerica will earn incentive compensation on a quarterly basis, which shall not be deemed part of compensation or other employee benefits for the purpose of this paragraph.

         2.3 In connection with the services provided, InvestAmerica will not be responsible for the following expenses which shall be the sole responsibility of MACC and will be paid promptly by MACC: auditing fees; all legal expenses; legal fees normally paid by Portfolio Companies; National Association of Small Business Investment Companies and other appropriate trade association fees; brochures, advertising, marketing and publicity costs; interest on SBA or other debt; fees to MACC directors and board fees; any fees owed or paid to MACC, its Affiliates or fund managers; any and all expenses associated with property of a Portfolio Company taken or received by MACC or on its behalf as a result of its investment in any Portfolio company; all reorganization and registration expenses of MACC; the fees and disbursements of MACC's counsel, accountants, custodian, transfer agent and registrar; fees and expenses incurred in producing and effecting filings with federal and state securities administrators; costs of periodic reports to and other communications with the Company's shareholders; fees and expenses of members of MACC's Boards of Directors who are not InvestAmerica's directors, officers or employees or of any entity which is an Affiliate of InvestAmerica; premiums for the fidelity bond, if any, maintained by InvestAmerica pursuant to ICA Section 17; premiums for directors and officers insurance maintained by MACC; and all transaction costs incident to the acquisition, management, protection and disposition of securities by MACC.

         Section 3.  Nonexclusive Obligations; Co-investments.

         3.1 The obligations of InvestAmerica to MACC are not exclusive. InvestAmerica and its Affiliates may, in their discretion, manage other venture capital funds and render the same or similar services to any other person or persons who may be making the same or similar investments. The parties acknowledge that InvestAmerica may offer the same investment opportunities as may be offered to MACC to other persons for whom InvestAmerica is providing services. Neither InvestAmerica nor any of its Affiliates shall in any manner be liable to MACC or its Affiliates by reason of the activities of InvestAmerica or its Affiliates on behalf of other persons and funds as described in this paragraph and any conflict of interest arising therefrom is hereby expressly waived.

         3.2 InvestAmerica Venture Group, Inc. ("Venture Group") has managed MACC in the past. Venture Group is also currently the General Partner of InvestAmerica Venture Group L.P. which in turn is the General Partner of the Iowa Venture Capital Fund L.P. (the "Iowa Fund"). Because of these relationships, Venture Group manages the affairs of the Iowa Fund.

         3.3 For the benefit of MACC's investment activities, InvestAmerica and its Affiliates intend to maintain various future co-investment relationships involving the Company which will include the following co-investments opportunities for as long as InvestAmerica is an investment adviser to MACC:

               (a) MACC will continue to review and to invest in its current coinvestments with the Iowa Fund.

               (b) MACC will be accorded the opportunity to invest in all investment opportunities found by the Iowa Fund or any future successor or continuation fund of the Iowa Fund.

               (c) In the future, MACC will be accorded the opportunity to review and to invest in all investments found by other venture capital funds managed by InvestAmerica and its Affiliates (collectively, the "Other Venture Capital Funds").

         For purposes of this Section 3.3, where the Companies have an opportunity to co-invest with the Iowa Fund or Other Venture Capital Funds, investment opportunities shall be offered to the Companies and the Iowa Fund or the Other Venture Capital Funds, as the case may be, (a) in the same proportion as its [Regulatory] Capital bears to the total [Regulatory] Capital of the Companies and the Iowa Fund or the Other Venture Capital Funds, as the case may be, in the aggregate, or (b) in such other manner as is otherwise agreed upon by the Companies and the Iowa Fund or the Other Venture Capital Funds, as the case may be. Notwithstanding this Section 3.3, the terms of any applicable exemptive order obtained by the Companies will control as to the terms of co-investments with the Iowa Fund and the Other Capital Venture Funds.

         3.4 InvestAmerica will cause to be offered to MACC opportunities to acquire or dispose of securities as provided in the co-investment guidelines summarized in the section of the Company's SEC Registration Statement entitled "Investment Objectives and Policies - Co-Investment Guidelines." Except to the extent of acquisitions and dispositions that, in accordance with such co-investment guidelines, require the specific approval of MACC's Board of Directors, InvestAmerica is authorized to effect acquisitions and dispositions of securities for MACC's account in InvestAmerica's discretion. Where such approval is required, InvestAmerica is authorized to effect acquisitions and dispositions for MACC's account upon and to the extent of such approval. MACC will put InvestAmerica in funds whenever InvestAmerica requires funds for an acquisition of securities in accordance with the foregoing, and MACC will cause to be delivered in accordance with InvestAmerica's instructions any securities disposed of in accordance with the foregoing.

         3.5 Should InvestAmerica or any of its Affiliates agree to perform or undertake any investment management services described in paragraph 3.1 for any funds or persons in addition to the Iowa Fund, InvestAmerica will notify MACC, in writing, not later than the commencement of such agreement or the initial provision of such services.

         3.6 Any such investment management services and all co-investments shall at all times be provided in strict accordance with rules and regulations under the ICA, any exemptive order obtained thereunder and the rules and regulations of the SBA.

         Section 4.  Services to Portfolio Companies.

         4.1 It is acknowledged that as a part of the services to be provided by InvestAmerica hereunder, certain of its employees, representatives and agents will act as members of the board of directors of individual Portfolio Companies, will vote the shares of the capital stock of Portfolio Companies, and make other decisions which may effect the near- and the long-term direction of a Portfolio Company. Unless otherwise restricted hereafter by MACC in writing, in regard to such actions and decisions MACC hereby appoints InvestAmerica (and such officers, Directors, employees, representatives and agents is it shall designate) as its proxy, as a result of which InvestAmerica shall have the authority, in its performance of this Agreement, to make decisions and to take, without specific authority from the Board of Directors of MACC, as to all matters which are not hereby restricted.

         4.2 All fees, including director's fees that may be paid by or for the account of an entity in which MACC has invested or in which MACC is proposing to invest in connection with an investment transaction in which MACC participates or provides managerial assistance, will be treated as commitment fees or management fees and will be received by MACC, pro rata to its participation in such transaction. InvestAmerica will be allowed to be reimbursed by Portfolio Companies for all direct expenses associated with due diligence and management of portfolio investments or investment opportunities (travel, meals, lodging, etc.).

         4.3 InvestAmerica's sole and exclusive compensation for its services to be rendered hereunder will be in the form of a management fee and a separate incentive fee as provided in Section 5. Should any officer or director of InvestAmerica serve as a member of the Board of

Directors of MACC, such officer or director of InvestAmerica shall not receive compensation as a member of the Board of Directors of MACC.

         Section 5.  Management and Incentive Fees.

         5.1 During the term of this Agreement, MACC will pay InvestAmerica monthly in arrears a management fee equal to 2.5% per annum of the Capital Under Management, but in no event more than [either: (i)] 2.5% per annum of the Assets Under Management[, or (ii) 7.5% of Regulatory Capital].

         5.2 During the term of this Agreement, MACC shall pay to InvestAmerica an incentive fee determined as specified in this Section 5.2.

               (a) The incentive fee shall be calculated as follows:

                      (i) The amount of the fee shall be 13.4% of the Net
               Capital Gains, before taxes, resulting from the disposition of investments in MACC's Portfolio Companies or resulting from the disposition of other assets or property of MACC managed by InvestAmerica pursuant to the terms hereof.

                      (ii) Net Capital Gains, before taxes, shall be calculated
               annually at the end of each fiscal year for the purpose of determining the earned incentive fee, unless this Agreement is terminated prior to the completion of any fiscal year, then such calculation shall be made at the end of such shorter period. A preliminary calculation shall be made on the last business day of each of the three fiscal quarters preceding the end of each fiscal year for the purpose of determining the incentive fee payable under Section 5.2(c)(i) below. Capital Losses and Realized Capital Gains shall not be cumulative (i.e., no Capital Losses nor Realized Capital Gains are carried forward into any subsequent fiscal year).

                      (iii) Notwithstanding anything herein to the contrary, the assets on which the incentive fee shall be calculated shall include all assets owned by MACC prior to the time of the mergers of MorAmerica Financial Corporation and Morris Plan Liquidation Company into the Company.

               (b) Upon termination of this Agreement, all earned but unpaid incentive fees shall be immediately due and payable[; provided, however, that incentive fees earned with respect to non-cash Realized Capital Gains shall not be due and owing to InvestAmerica until the cash is received by MACC].

               (c) Payment of incentive fees shall be made as follows:

                      (i) To the extent payable, the incentive fee shall be
               paid, in cash, in arrears by the last business day of each fiscal quarter in the fiscal year. The incentive fee shall be retroactively adjusted as soon as practicable following completion of valuations at the end of each fiscal year in which this Agreement is in effect to reflect the actual incentive fee due and owing to InvestAmerica, and if such adjustment reveals that InvestAmerica has received more incentive fee income than it is entitled to hereunder, InvestAmerica shall promptly reimburse MACC for the amount of such excess.

                      (ii) In the event MACC earns any incentive fees, the
               payment of which would cause MACC's [Regulatory] Capital to be 25% or more impaired, the portion of such fees which causes the impairment shall be paid by MACC into a trust or escrow account established by MACC for the benefit of InvestAmerica. Fees from such account shall be released to InvestAmerica at such time as, and to the extent that, MACC's [Regulatory] Capital is no longer so impaired.

         Section 6.  Liability and Indemnification of InvestAmerica.

         6.1 Neither InvestAmerica, nor any of its officers, directors, shareholders, employees, agents or Affiliates, whether past, present or future (collectively, the "Indemnified Parties"), shall be liable to MACC, or any of MACC's Affiliates for any error in judgment or mistake of law made by the Indemnified Parties in connection with any investment made by or for MACC, provided such error or mistake was made in good faith and was not made in bad faith or as a result of gross negligence or willful misconduct of the Indemnified Parties. MACC confirms that in performing services hereunder InvestAmerica will be an agent of MACC for the purpose of the indemnification provisions of the Bylaws of MACC subject, however, to the same limitations as though InvestAmerica were a director or officer of MACC. InvestAmerica shall not be liable to MACC, its shareholders or its creditors, except for violations of law or for conduct which would preclude InvestAmerica from being indemnified under such provisions. The provisions of this Section 6.1 shall be applicable to any act or omission or occurrence arising under the Management Agreement between MACC and InvestAmerica's Affiliate, InvestAmerica Venture Group, Inc., dated as of May 13, 1985 and all amendments and renewals thereto. In addition, the provisions of this Section 6.1 shall survive termination of this Agreement.

         6.2 Individuals who are Affiliates of InvestAmerica and are also officers or directors of MACC as well as other InvestAmerica officers performing duties within the scope of this Agreement on behalf of MACC will be covered by any directors and officers insurance policy maintained by MACC.

         Section 7.  Shareholder Approval; Term.

         MACC represents that this Agreement has been approved by MACC's Board of Directors. This Agreement shall continue in effect for two years from the date hereof; provided, however, that this Agreement shall not take effect if as of the date hereof the shareholders of MACC Private Equities Inc. and the sole shareholder of MACC shall not have approved this Agreement in the manner set forth in Section 15(a) of the ICA. Thereafter, this Agreement shall continue in effect so long as such continuance is specifically approved at least annually by MACC's Board of Directors, including a majority of its members who are not interested persons of InvestAmerica, or by vote of the holders of a majority, as defined in the ICA, of MACC's outstanding voting securities. The foregoing notwithstanding, this Agreement may be terminated by MACC at any time, without payment of any penalty, on 60 days' written notice to InvestAmerica if the decision to terminate has been made by the Board of Directors or by vote of the holders of a majority, as defined in the ICA, of MACC's outstanding voting securities. InvestAmerica may also terminate this Agreement on 60 days' written notice to MACC; provided, however, that InvestAmerica may not so terminate this Agreement unless another investment advisory agreement has been approved by the vote of a majority, as defined in the ICA, of MACC's outstanding shares and by the Board of Directors, including a majority of members who are not parties to such agreement or interested persons of any such party.

         Section 8.  Assignment.

         This Agreement may not be assigned by any party without the written consent of the other and any assignment, as defined in the ICA, by InvestAmerica shall automatically terminate this Agreement.

         Section 9.  Amendments.

          This Agreement may be amended only by an instrument in writing executed by all parties.

         Section 10.  Governing Law.

         This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa.

         Section 11.  Termination of Prior Agreement.

         If as of the date hereof, this Agreement shall have been approved by the Shareholders of MACC Private Equities, Inc. and the sole shareholder of MACC, as set forth in Section 7 hereof, then as of the date hereof, the MorAmerica Capital Corporation Investment Advisory Agreement dated as of [March 1, 1998], between MACC and InvestAmerica, as previously amended, shall be terminated and shall be of no further force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first above written,

MORAMERICA CAPITAL CORPORATION       INVESTAMERICA INVESTMENT
                                     ADVISORS, INC.

By:      /s/ Paul M. Bass, Jr.       By:      /s/ David R. Schroder
     -----------------------------        --------------------------------
Title:   Chairman                    Title:   President
     -----------------------------        --------------------------------

                          MACC PRIVATE EQUITIES INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                     FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                              FEBRUARY 23, 1999



        The undersigned hereby appoints Michael W. Dunn, Henry T. Madden and James L. Miller and each of them, with full power of substitution, and hereby authorizes them to represent the undersigned and to vote all of the shares of Common Stock in MACC PRIVATE EQUITIES INC. (the "Corporation") held of record by the undersigned on December 31, 1998, at the Annual Meeting of Stockholders of the Corporation to be held on February 23, 1999 and any adjournment(s) thereof.

This proxy when properly executed will be voted as directed by the undersigned stockholder. If directions are not indicated, the proxy will be voted to elect the nominees described in item 1 and for items 2 and 3.


                                (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)


 ................................................................................
                           * FOLD AND DETACH HERE *

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Please mark
                                                                                                              your votes as  [X]
                                                                                                              indicated in
                                                                                                              this sample

1. To elect three directors to serve until the 2002 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified;

        FOR         WITHHOLD         NOMINEES: Paul M. Bass, Jr.; David R. Schroder; Robert A. Comey
        ALL       AUTHORITY FOR
      NOMINEES    ALL NOMINEES       (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

        [  ]          [  ]           ----------------------------------------------------------------------------------------------

2. To ratify the appointment of KPMG     3. To approve certain proposed amendments to the     4. To transact such other business as
Peat Marwick LLP as independent          Investment Advisory Agreement of MorAmerica          may properly come before the meeting
auditors;                                Capital; and                                         and any adjournment thereof.

       FOR    AGAINST    ABSTAIN                   FOR    AGAINST    ABSTAIN                              I PLAN TO
                                                                                                           ATTEND
       [  ]     [  ]       [  ]                    [  ]     [  ]       [  ]                                MEETING

                                                                                                            [  ]
                                                                      -------|
                                                                             |
                                                                             |     -------------------------------------------------
                                                                             |     Signature                                  Date

                                                                                   -------------------------------------------------
                                                                                   Signature                                  Date

                                                                                   Please sign your name exactly as it appears
                                                                                   hereon. If signing for estates, trusts,
                                                                                   corporation or partnerships, title or capacity
                                                                                   should be stated. If shares are held jointly,
                                                                                   each holder should sign.

                                                                                   Please sign, date and return this proxy using
                                                                                   the enclosed envelope.

 ....................................................................................................................................
                                                     * FOLD AND DETACH HERE *